As filed with the Securities and Exchange Commission on September 29, 2022
Registration No. 333-267339

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Global Business Travel Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	4700 (Primary Standard Industrial Classification Code Number) 666 3rd Avenue, 4th Floor New York, NY 10017 Telephone: (212) 679-1600	98-0598290 (I.R.S. Employer Identification No.)
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Eric J. Bock, Esq.
Chief Legal Officer
Global Business Travel Group, Inc.
666 3rd Avenue, 4th Floor
New York, NY 10017
Telephone: (212) 679-1600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:
Gregory A Fernicola, Esq. Peter D. Serating, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, NY 10001-8602 Telephone: (212) 735-3000	Christian O. Nagler, Esq. Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Telephone: (212) 446-4800

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:
Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross Border Third-Party Tender Offer) ☐
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the SEC acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Amendment No. 2 (“Amendment No. 2”) to the Registration Statement on Form S-4 (File No. 333-267339 of Global Business Travel Group, Inc. (the “Registration Statement”) is being filed for the purpose of filing certain exhibits as indicated in Part II of this Amendment No. 2. This Amendment No. 2 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, a preliminary prospectus has been omitted.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 20.   Indemnification of Directors and Officers.
Section 145 of the Delaware General Corporation Law (the “DGCL”), provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee or agent to the registrant. The DGCL provides that Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The registrant’s certificate of incorporation provides for indemnification by the registrant of members of its board of directors, members of committees of its board of directors and of other committees of the registrant, and its executive officers, and allows the registrant to provide indemnification for its other officers and its agents and employees, and those serving another corporation, partnership, joint venture, trust or other enterprise at the request of the registrant, in each case to the maximum extent permitted by the DGCL.
Section 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions or (iv) for any transaction from which the director derived an improper personal benefit. The Registrant’s certificate of incorporation provides for such limitation of liability.
Additionally, our Certificate of Incorporation limits the liability of our directors to the fullest extent permitted by the DGCL, and our Bylaws provide that we will indemnify them to the fullest extent permitted by such law. We have entered into separate indemnification agreements with our directors and executive officers. These agreements, among other things, require us to indemnify our directors and executive officers for certain liabilities and expenses, reasonable attorneys’ fees and all other direct or indirect costs, expenses and obligations, including judgments, fines, penalties, interest, appeal bonds, amounts paid in settlement with the approval of the Company, counsel fees and disbursements (including, without limitation, experts’ fees, court costs, retainers, appeal bond premiums, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) and other fees (including, among others, witness fees, travel expenses and fees of private investigators and professional advisors, actually paid or incurred in connection with investigating, prosecuting, defending, being a witness in or participating in any Claim relating to any Indemnifiable Event (as such terms are defined in each indemnification agreement)) incurred by a director or executive officer in any action or proceeding related to the fact that such person is or was a director, officer or fiduciary of the Company, or is or was serving on behalf of the Company or at the request of the Company as a director, officer or fiduciary or similar capacity, of another company The indemnification agreements also require us, if so requested, to advance all reasonable fees, expenses, charges and other costs that such director or officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by us. Any claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third- party claims against us and may reduce the amount of money available to us.
Item 21.   Exhibits and Financial Statement Schedules.
(a)
Exhibits

The following exhibits are included or incorporated by reference in this registration statement on Form S-4:

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of December 2, 2021, by and between Apollo Strategic Growth Capital and GBT JerseyCo Limited (incorporated by reference to Exhibit 2.1 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
3.1	Certificate of Incorporation of Global Business Travel Group, Inc. (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
3.2	Bylaws of Global Business Travel Group, Inc. (incorporated by reference to Exhibit 3.3 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
4.1	Warrant Agreement, dated October 1, 2020, between Apollo Strategic Growth Capital and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2020).
5.1*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
8.1*	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
10.1	Form of PubCo Subscribed Ordinary Shares Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.2	Form of PubCo Class B Common Stock Subscription Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.3	Form of PubCo Class B Common Stock Distribution Agreement, by and among GBT JerseyCo Limited, American Express Travel Holdings Netherlands Coöperatief U.A., Juweel Investors (SPC) Limited and EG Corporate Travel Holdings LLC (incorporated by reference to Exhibit 10.11 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.4	Form of Amended & Restated Registration Rights Agreement entered into by and among Global Business Travel Group, Inc., APSG Sponsor, L.P. and the other parties thereto (incorporated by reference to Exhibit 10.10 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.5	Form of Exchange Agreement, by and among Global Business Travel Group, Inc., GBT JerseyCo Limited and equityholders of GBT JerseyCo Limited (incorporated by reference to Exhibit 10.7 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.6^	Form of Shareholders Agreement by and among by and among Global Business Travel Group, Inc., GBT JerseyCo Limited, American Express Travel Holdings Netherlands Coöperatief U.A., Juweel Investors (SPC) Limited and EG Corporate Travel Holdings LLC (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.7†	Credit Agreement, dated as of August 13, 2018, by and among GBT Group Services B.V., as borrower, GBT III B.V., as a loan party, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, and the lenders and L/C issuers from time to time party thereto (incorporated by reference to Exhibit 10.12 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).

Exhibit No.	Description
10.7.1	Amendment, Consent and Waiver Agreement, dated as of December 5, 2019, among GBT Group Services B.V., as borrower, its affiliates party thereto as guarantors, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.13 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.7.2	Joinder Agreement, dated as of December 9, 2019, among GBT Group Services B.V., as borrower, GBT III B.V., as a loan party, GBT UK TopCo Limited, as the joining loan party, and Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.14 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.7.3	Incremental Agreement and Reaffirmation, dated as of September 4, 2020, among GBT Group Services B.V., as borrower, its affiliates party thereto as guarantors, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.15 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.7.4	Amendment Agreement, dated as of September 4, 2020, among GBT Group Services B.V., as borrower, its affiliates party thereto as guarantors, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.16 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.7.5†	Amendment, Incremental Agreement and Reaffirmation, dated as of January 20, 2021, among GBT Group Services B.V., as borrower, its affiliates party thereto as guarantors, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.17 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.7.6	Refinancing Amendment No. 1, dated as of December 2, 2021, among GBT Group Services B.V., as borrower, its affiliates party thereto as guarantors, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.18 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.7.7†	Amendment, Incremental Agreement and Reaffirmation, dated as of December 2, 2021, among GBT Group Services B.V., as borrower, its affiliates party thereto as guarantors, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.19 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.8	Sponsor Side Letter Amendment, dated May 27, 2022, by and among the Sponsor, the Insiders, APSG and Legacy GBT (incorporated by reference to Exhibit 10.7 of the Company’s Current Report on Form 8-K, filed with the SEC on June 3, 2022).
10.9	Global Business Travel Group, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.8 of the Company’s Current Report on Form 8-K, filed with the SEC on June 3, 2022).
10.10	Global Business Travel Group, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.9 of the Company’s Current Report on Form 8-K, filed with the SEC on June 3, 2022).
10.10.1	Global Business Travel Group, Inc. Management Incentive Plan, amended and restated as of May 27, 2022 (incorporated by reference to Exhibit 10.16 of the Company’s Current Report on Form 8-K, filed with the SEC on June 3, 2022).

Exhibit No.	Description
10.10.2	Global Business Travel Group, Inc. Annual Incentive Award Plan (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on June 21, 2022).
10.11^†	Form of Amended and Restated Trademark License Agreement, dated May 27, 2022, by and between American Express Travel Related Services Company, Inc. and GBT Travel Services UK Limited and, solely for the purposes of specified sections therein, GBT JerseyCo Limited, GBT US LLC, GBT III B.V. and Global Business Travel Group, Inc. (incorporated by reference to Exhibit 10.26 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.12^†	Form of Consumer Services Operating Agreement, dated as of June 30, 2014, by and between American Express Travel Related Services Company, Inc. and GBT Travel Services UK Limited (as assignee of GBT III B.V.), as amended (incorporated by reference to Exhibit 10.27 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.12.1^†	Form of First Amendment to Consumer Services Operating Agreement, dated as of December 31, 2015, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.27.1 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.12.2^†	Form of Second Amendment to Consumer Services Operating Agreement, dated as of July 24, 2017, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.27.2 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.12.3	Form of Third Amendment to Consumer Services Operating Agreement, dated as of November 19, 2019, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.27.3 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.12.4^†	Form of Fourth Amendment to Consumer Services Operating Agreement, by and between American Express Travel Related Services Company, BT Inc. and G Travel Services UK Limited (as assignee of GBT III B.V.) (incorporated by reference to Exhibit 10.27.4 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.13^†	Form of Global Corporate Payments Operating Agreement, dated as of June 30, 2014, by and between American Express Travel Related Services Company, Inc., and GBT III B.V. (incorporated by reference to Exhibit 10.28 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.13.1^†	Form of First Amendment to Global Commercial Services Operating Agreement, by and between American Express Travel Related Services Company, Inc., GBT III B.V. and GBT Travel Services UK Limited (incorporated by reference to Exhibit 10.28.1 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.14^†	Form of Travel & Lifestyle Services Operating Agreement, dated as of June 30, 2014, by and between American Express Travel Related Services Company, Inc. and GBT Travel Services UK Limited (as assignee of GBT III B.V.), as amended (incorporated by reference to Exhibit 10.29 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.14.1^	Form of First Amendment to the Travel & Lifestyle Services Operating Agreement, dated as of January 1, 2015, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.29.1 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).

Exhibit No.	Description
10.14.2	Form of Second Amendment to the Travel & Lifestyle Services Operating Agreement, dated as of December 31, 2018, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.29.2 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.14.3	Form of Third Amendment to the Travel & Lifestyle Services Operating Agreement, dated as of March 29, 2019, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.29.3 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.14.4	Form of Fourth Amendment to the Travel & Lifestyle Services Operating Agreement, dated as of April 29, 2019, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.29.4 of the Company’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.14.5^†	Form of Fifth Amendment to the Travel & Lifestyle Services Operating Agreement, dated as of January 1, 2020, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.29.5 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.14.6^†	Form of Sixth Amendment to the Travel & Lifestyle Services Operating Agreement, dated as of March 21, 2020, by and between American Express Travel Related Services Company, Inc. and GBT III B.V. (incorporated by reference to Exhibit 10.29.6 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.14.7^†	Form of Seventh Amendment to Travel & Lifestyle Services Operating Agreement, dated as of May 27, 2022, by and between American Express Travel Related Services Company, Inc. and GBT Travel Services UK Limited (as assignee of GBT III B.V.) (incorporated by reference to Exhibit 10.29.7 of the Company’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.15	Employment Agreement, dated April 1, 2019, by and between GBT US LLC and Michael Qualantone (incorporated by reference to Exhibit 10.20 of APSG’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on March 22, 2022).
10.16	Employment Contract, dated November 26, 2019, by and between GBT Travel Services UK Limited and Andrew Crawley (incorporated by reference to Exhibit 10.21 of APSG’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.17	Service Agreement, dated June 5, 2020, by and between GBT Travel Services UK Limited and Paul Abbott (incorporated by reference to Exhibit 10.22 of APSG’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.18	Supplemental Severance Agreement, dated November 2, 2021, by and between GBT US LLC and Michael Qualantone (incorporated by reference to Exhibit 10.23 of APSG’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on March 22, 2022)
10.19	Supplemental Severance Agreement, dated December 2, 2021, by and between GBT Travel Services UK Limited and Andrew Crawley (incorporated by reference to Exhibit 10.24 of APSG’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).
10.20	Supplemental Severance Agreement, dated December 7, 2021, by and between GBT Travel Services UK Limited and Paul Abbott (incorporated by reference to Exhibit 10.25 of APSG’s Registration Statement on Form S-4 (Reg. No. 333-261820), filed with the SEC on December 21, 2021).

Exhibit No.	Description
10.21	Form of Time Based Option Award Agreement under the Global Business Travel Group, Inc., Management Incentive Plan (incorporated by reference to Exhibit 10.17 of the Company’s Current Report on Form 8-K, filed with the SEC on June 3, 2022).
10.22	Form of Time-Based Option Grant Agreement (United Kingdom) under the GBT JerseyCo Limited Amended and Restated Management Incentive Plan (incorporated by reference to Exhibit 10.34 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.23	Form of Time-Based Option Grant Agreement (United States) under the GBT JerseyCo Limited Amended and Restated Management Incentive Plan (incorporated by reference to Exhibit 10.35 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.24	Form of Time-Based Option Grant Agreement under the GBT JerseyCo Limited Management Incentive Plan (incorporated by reference to Exhibit 10.36 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.25	Form of Time-Based Restricted Stock Unit Award Agreement (Executive Leadership Team) under the Global Business Travel Group, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.9 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 11, 2022).
10.26	GBT JerseyCo Limited 2021 Executive Long-Term Cash Incentive Award Plan, effective as of November 5, 2021 (incorporated by reference to Exhibit 10.37 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.27	Form of Award Agreement (United Kingdom) under the GBT JerseyCo Limited 2021 Executive Long-Term Cash Incentive Award Plan (incorporated by reference to Exhibit 10.38 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.28	Form of Award Agreement (United States) under the GBT JerseyCo Limited 2021 Executive Long-Term Cash Incentive Award Plan (incorporated by reference to Exhibit 10.39 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.29	GBT JerseyCo Limited 2020 Executive Long-Term Cash Incentive Award Plan, effective as of November 5, 2020 (incorporated by reference to Exhibit 10.40 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.30	Form of Award Agreement (United Kingdom) under the GBT JerseyCo Limited 2020 Executive Long-Term Cash Incentive Award Plan (incorporated by reference to Exhibit 10.41 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.31	Form of Award Agreement (United States) under the GBT JerseyCo Limited 2020 Executive Long-Term Cash Incentive Award Plan (incorporated by reference to Exhibit 10.42 of APSG’s Registration Statement on Form S-4/A (Reg. No. 333-261820) filed with the SEC on March 22, 2022).
10.32*	Form of Dealer Manager Agreement.
10.33*	Tender and Support Agreement, dated as of September 8, 2022, by and between the Company and Supporting Stockholders.
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 of the Company’s Current Report on Form 8-K, filed with the SEC on June 3, 2022).
23.1**	Consent of KPMG LLP, independent registered public accounting firm of GBT JerseyCo Limited.

Exhibit No.	Description
23.2*	Consent of WithumSmith+Brown, PC, independent registered public accounting firm of Apollo Strategic Growth Capital.
23.3*	Consent of Ernst & Young LLP, independent auditors of Egencia.
23.4*	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
23.5*	Consent of Skadden Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
24.1*	Powers of Attorney (included on signature page).
99.1*	Form of Letter of Transmittal and Consent.
99.2*	Form of Notice of Guaranteed Delivery.
99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
99.4*	Form of Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
107**	Filing Fee Table.

†
Certain of the exhibits and schedule to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

^
Certain portions of these Exhibits have been omitted in accordance with Regulation S-K Item 601 because they are both (i) not material to investors and (ii) the type of information that the Registrant customarily and actually treats as private or confidential, and have been marked with “[***]” to indicate where omissions have been made. The Registrant agrees to furnish supplementally an unredacted copy of the Exhibit to the SEC upon its request.

*
Previously filed.

**
Filed herewith.

Item 22.   Undertakings.
(a)
The undersigned registrant hereby undertakes:

(1)
To file, during any period during which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
to include any Prospectus/Offer to Exchange required by section 10(a)(3) of the Securities Act of 1933;

(ii)
to reflect in the Prospectus/Offer to Exchange any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of Prospectus/Offer to Exchange filed with the SEC pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)
That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c)
The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d)
The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on September 29, 2022.
GLOBAL BUSINESS TRAVEL GROUP, INC.
By:
/s/ Eric J. Bock

Eric J. Bock
Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Paul Abbott	Chief Executive Officer and Director (Principal Executive Officer)	September 29, 2022
* Martine Gerow	Chief Financial Officer (Principal Financial Officer)	September 29, 2022
* Christopher Van Vliet	Controller (Principal Accounting Officer)	September 29, 2022
* James P. Bush	Director	September 29, 2022
* Gloria Guevara Manzo	Director	September 29, 2022
* Eric Hart	Director	September 29, 2022
* Raymond Donald Joabar	Director	September 29, 2022
* Michael Gregory O’Hara	Director	September 29, 2022
* Richard Petrino	Director	September 29, 2022
* Mohammed Saif S.S. Al-Sowaidi	Director	September 29, 2022
* Itai Wallach	Director	September 29, 2022

Signature	Title	Date
* Susan Ward	Director	September 29, 2022
* Kathleen Winters	Director	September 29, 2022
*By: /s/ Eric J. Bock Eric J. Bock Attorney-in-fact